CONSENT OF JOHN HOLT SMITH, ESQ.


I consent to the reference to my name under the caption "Legal Matters" in the Registration Statement (Form 10 KSB) of Digital Technologies Media Group, Inc. for the registration of shares of its common stock.


Los Angeles, California
June 13, 2000

                                                  /s/  John Holt Smith
                                                  ------------------------------
                                                       John Holt Smith
                                                       Attorney at Law